Exhibit 10.23

Execution Version

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4, dated as of February 6, 2017 (this “Amendment”), by and among VICTORY CAPITAL OPERATING, LLC, a Delaware limited liability company (the “Borrower’’), VCH HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the “Administrative Agent”), ROYAL BANK OF CANADA (“Royal Bank”), as the Amendment No. 4 Arranger (as defined below) and the Lenders (as defined in the Credit Agreement (as defined below) party hereto (collectively, the “Consenting Lenders”), to the Credit Agreement, dated as of October 31, 2014 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, Holdings, the Administrative Agent, and each lender from time to time party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended by this Amendment and Amendment No. 5.

W I T N E S S E T H:

WHEREAS, the Borrower and the Amendment No. 4 Arranger have requested certain additional changes to the Credit Agreement as provided for herein;

WHEREAS, concurrently with the effectiveness of this Amendment, the Borrower, Holdings, the Administrative Agent, Royal Bank and the lenders party thereto shall enter into Amendment No. 5;

WHEREAS, Royal Bank of Canada is acting as the sole arranger and bookrunner for Amendment No. 4 (in such capacity, the “Amendment No. 4 Arranger”); and

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Amendments

Section 1.1.                                 Amendments. Subject to the occurrence of the Amendment No. 4 Effective Date:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Amendment No. 4” means Amendment No. 4 to this Agreement dated as of February 6, 2017.

“Amendment No. 4 Arranger” means Royal Bank of Canada in its capacity as arranger of Amendment No. 4.

“Amendment No. 4 Effective Date” means February 6, 2017, the date of effectiveness of Amendment No. 4.

“Amendment No. 5” means Amendment No. 5 to this Agreement dated as of February 6, 2017.

“Q1 2017 Dividend” has the meaning assigned to such term in Section 6.07(a)(x).

“Q1 2017 Transactions” means the effectiveness of Amendment No. 4 and Amendment No. 5, the borrowing of the Amendment No. 5 Incremental Term Loans, the Q1 2017 Dividend and the payment of fees and expenses in connection with the foregoing.

(b)                                 Section 2.20(a)(i) of the Credit Agreement is hereby amended by adding the following immediately before the period (“.”) at the end thereof:

“plus $125,000,000 of Amendment No. 5 Incremental Term Loans (as defined in Amendment No. 5).”

(c)                                  Section 6.08(a) of the Credit Agreement is hereby amended by (1) deleting the period (“.”) appearing at the end of clause (x) thereof and substituting the following therefore: “; and” and (2) adding at the end thereof a new clause (xi) to read as follows:

“(xi) the Borrower may make Restricted Payments to Holdings which are used by (and may be used by) Holdings to make Restricted Payments in the form of a one-time dividend or other distribution directly or indirectly to its equityholders in an amount not to exceed $125,000,000 on or immediately following the Amendment No. 4 Effective Date (the “Q1 2017 Dividend”).”

ARTICLE II

Conditions to Effectiveness

Section 2.1.                                 Effective Date. This Amendment shall become effective on the date (the “Amendment No. 4 Effective Date”) on which:

(a)                                 The Administrative Agent and the Amendment No. 4 Arranger shall have received (i) counterparts to this Amendment duly executed and delivered by the Borrower, Holdings, each Guarantor, the Administrative Agent and (ii) consents, in the form attached hereto as Exhibit A (each, a “Consent”), executed and delivered by the Required Lenders.

(b)                                 Substantially concurrently with the Amendment No. 4 Effective Date, Amendment No. 5 shall have become effective.

(c)                                  The Amendment No. 4 Arranger shall have received, for the account of each Consenting Lender that delivers an executed signature page to the Amendment No. 4 Arranger prior to 5:00 p.m. (New York City time) on January 31, 2017 (or such later date and time as agreed to by the Borrower and notified to the Lenders), a consent fee (the “Consent Fee”) in an amount equal to 0.25% of each Consenting Lender’s outstanding Term Loans and Revolving Commitments prior to giving effect to this Amendment (it being understood that such Consent Fee is payable on the Amendment No. 4 Effective Date and the Borrower shall have no obligation to pay the Consent Fee if the Amendment No. 4 Effective Date does not occur).

Section 2.2.                                 Notification. The Amendment No. 4 Arranger and the Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 4 Effective Date.

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ARTICLE III

Miscellaneous

Section 3.1.                                 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 3.2.                                 Reaffirmation. Each of the undersigned Guarantors (each, a “Reaffirming Party”) hereby acknowledges this Amendment and the transactions contemplated thereby. Each Reaffirming Party hereby reaffirms all obligations and liabilities of such Reaffirming Party under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, and confirms that such obligations and liabilities shall continue to be in full force and effect and shall continue to apply to the Credit Agreement and each other Loan Document.

Section 3.3.                                 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3.4.                                 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.5.                                 Effect of Amendment. On and after the Amendment No. 4 Effective Date, each reference to the Credit Agreement in any Loan Document (including to any Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and Amendment No. 5. Except as expressly set forth in this Amendment and Amendment No. 5, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as in effect immediately prior to the Amendment No. 4 Effective Date or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 3.6.                                 Direction to Administrative Agent. The Lenders party hereto constituting the Required Lenders hereby (i) direct the Administrative Agent to execute and deliver this Agreement and Amendment No. 5 and (ii) acknowledge and agree that (x) the direction in this Section 3.6 constitutes a direction from the Required Lenders under the provisions of Article VIII of the Credit Agreement and (y) Sections 8.06 and 9.03 of the Credit Agreement shall apply to any and all actions taken by the Administrative Agent in accordance with such direction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to he executed and delivered by their respective duly authorized officers as of the date first above written.

VICTORY CAPITAL OPERATING, LLC,
as Borrower

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Chief Financial Officer and Chief Operating Officer

VCH HOLDINGS, LLC,
as Holdings and a Guarantor

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Chief Financial Officer and Chief Operating Officer

VICTORY CAPITAL MANAGEMENT, INC.,
as a Guarantor

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Chief Financial Officer and Chief Operating Officer

[Signature Page to Amendment No. 4 to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Lisa Hanson
	Name:	Lisa Hanson
	Title:	VP

[Signature Page to Amendment No. 4 to Credit Agreement]

ROYAL BANK OF CANADA,
as the Amendment No. 4 Arranger

By:	/s/ James S. Wolfe
	Name:	JAMES S. WOLFE
	Title:	MANAGING DIRECTOR HEAD OF GLOBAL LEVERAGED FINANCE

[Signature Page to Amendment No. 4 to Credit Agreement]

(Consents on file with the Administrative Agent)

CONSENT TO AMENDMENT NO. 4

CONSENT (this “Consent”) to Amendment No. 4 (the “Amendment”) to the certain Credit Agreement, dated as of October 31, 2014 (the “Credit Agreement”), by and among VICTORY CAPITAL OPERATING, LLC, a Delaware limited liability company (the “Borrower”), VCH HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the “Administrative Agent”) and the lenders party thereto.

The undersigned Lender hereby consents to the Amendment.

,
(Name of Institution)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Consent to Amendment No. 4 to Credit Agreement]